UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2006

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center New York, New York		10285
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A is being filed by the registrant solely to amend an omission of content from the original 8-K transmission of December 4, 2006. In the original transmission, Exhibit 1.1 of the report was mistakenly omitted from the filing due to a technical error during transmission by the printer. This Amendment No. 1 on Form 8-K/A is being filed for the sole purpose of correcting this omission.

Item 8.01 Other Events.

On December 1, 2006, we remarketed $1,580,143,000 aggregate principal amount of 1.85% convertible debentures due 2033 pursuant to a prospectus supplement dated December 1, 2006 to the prospectus dated October 16, 2006, filed as part of our registration statement on Form S-3 (Registration No. 333-138032). We remarketed the notes pursuant to a remarketing agreement among us, J.P. Morgan Securities Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated December 1, 2006.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

1.1	Remarketing Agreement among the Registrant, J.P. Morgan Securities Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated December 1, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)

By:	/s/ Stephen P. Norman
Name:	Stephen P. Norman
Title:	Secretary

DATE: March 6, 2007